UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

Apollo Debt Solutions BDC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01424	86-1950548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): 212-515-3200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2025, Mallard Funding LLC (“Mallard Funding”), a wholly owned subsidiary of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company”) entered into the Sixth Amendment to Loan and Servicing Agreement and First Amendment to Purchase and Sale Agreement (the “Sixth Amendment”), which amends (i) that certain Loan and Servicing Agreement, dated as of January 7, 2022 (the “Mallard Funding Loan and Servicing Agreement”), by and among Mallard Funding, as borrower, the Company, in its capacity as servicer and in its capacity as transferor, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral custodian and account bank and (ii) that certain Purchase and Sale Agreement, dated as of January 7, 2022, between Mallard Funding, as purchaser, and the Company, as transferor.

The Sixth Amendment amends the Mallard Funding Loan and Servicing Agreement to, among other things, (i) increase the facility size from $500,000,000 to $900,000,000; (ii) decrease the applicable margin during the revolving period to (x) 1.60% for all liquid credit loan assets and (y) 1.85% for all private credit assets, provided that the total applicable margin is not less than 1.80% per annum; (iii) extend the revolving period from September 2027 to November 2028; (iv) extend the maturity date period from September 2029 to November 2030 and (v) increase the maximum portfolio advance rate from 65% to 67.5%.

The description above is only a summary of the material provisions of the Sixth Amendment and is qualified in its entirety by reference to a copy of the form of Sixth Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation.

The information included under Item 1.01 above regarding the Sixth Amendment and the Mallard Funding Loan and Servicing Agreement (as amended by the Sixth Amendment) is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

10.1	Sixth Amendment to Loan and Servicing Agreement and First Amendment to Purchase and Sale Agreement, dated as of November 25, 2025, by and between Mallard Funding LLC, as borrower, Apollo Debt Solutions BDC, as servicer and as transferor, Morgan Stanley Senior Funding, Inc., as administrative agent and The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral custodian and account bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO DEBT SOLUTIONS BDC

Date: December 2, 2025	By:	/s/ Kristin Hester
		Name:	Kristin Hester
		Title:	Chief Legal Officer and Secretary